CLYDE BAILEY P.C.
_________________________________________________________________
                                      Certified Public Accountant
                                         10924 Vance Jackson #404
                                         San Antonio, Texas 78230
                                             (210) 699-1287(ofc.)
                             (888) 699-1287  (210) 691-2911 (fax)

                                                          Member:
                                      American Institute of CPA's
                                           Texas Society of CPA's


March 6,  2005

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Dear Sirs/Madam:

I have read the statements made by Siam Imports, Inc., which I understand will be filed with the Commission, pursuant to Item 4 of Form 8-K as part of the Company's Form 8-K, dated March 5, 2005. I agree with the statements concerning my firm in such Form 8-K.

Sincerely,

/s/ Clyde Bailey

By: Clyde Bailey




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